UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2014

CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13925 Ballantyne Corporate Place, Suite 400
Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 869-4600
__________
Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 19, 2014, a performance share (“PSU”) payout was made to Martin R. Benante, Executive Chairman, David C. Adams, President and Chief Executive Officer, Thomas P. Quinly, Vice President and Chief Operating Officer, Glenn E. Tynan, Vice President and Chief Financial Officer, and Michael J. Denton, former Vice President, General Counsel, and Corporate Secretary on the 2010 PSU grants under Curtiss-Wright’s 2005 Omnibus Long-Term Incentive Plan covering performance for the period 2011-2013.

Shown below is the PSU payout table for the performance period 2011-2013:

	2011-2013 Target		Payout
	US Dollar Value	Number of Shares	Payout %	US Dollar Value	Number of Shares
Benante	$1,091,277	36,522	77%	$1,741,033	28,122
Adams	$439,714	14,716	82%	$747,130	12,068
Quinly	$221,142	7,401	80%	$366,569	5,921
Tynan	$387,753	12,977	77%	$618,667	9,993
Denton	$233,124	7,802	77%	$371,955	6,008

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 2, 2014. The following matters set forth in the Company’s Proxy Statement dated March 21, 2014, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	FOR	WITHELD
Martin R. Benante	40,502,782	243,316
David C. Adams	40,520,495	225,603
Dean M. Flatt	40,586,031	160,067
S. Marce Fuller	40,099,481	646,617
Allen A. Kozinski	40,542,615	203,483
John R. Myers	40,008,181	737,917
John B. Nathman	40,583,469	162,629
Robert J. Rivet	40,346,180	399,918
William W. Sihler	40,125,110	620,988
Albert E. Smith	40,349,031	397,067
Stuart W. Thorn	40,577,934	168,164

2	A proposal seeking ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2014 was approved, with the votes cast as follows:

FOR	AGAINST	ABSTENTIONS
43,685,474	422,255	58,212

3	A proposal seeking approval of the Company’s 2014 Omnibus Incentive Plan was approved, with the votes cast as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
38,473,090	2,176,582	96,426	3,419,843

4
A proposal seeking approval, on an advisory basis, of a resolution approving the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and accompanying narrative disclosure therein was approved, with the votes cast as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
39,563,602	1,025,035	157,461	3,419,843

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION

By:	/s/ Glenn E. Tynan
Glenn E. Tynan
Vice-President and
Chief Financial Officer

Date: May 6, 2014